UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

————

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

X. Preliminary Information Statement

. Definitive Information Statement

. Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

DIGITAL DEVELOPMENT GROUP CORP.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

X. No fee required

. Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

-1	Title of each class of securities to which transaction applies: _____________________
-2	Aggregate number of securities to which transaction applies: _____________________

-3

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  _____________________

-4	Proposed maximum aggregate value of transaction: _____________________

-5	Total fee paid: _____________________

. Fee paid previously with preliminary materials.

      .  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

-1	Amount Previously Paid: _____________________

-2	Form, Schedule or Registration Statement No.: _____________________

-3	Filing Party: _____________________

-4	Date Filed: _____________________

DIGITAL DEVELOPMENT GROUP CORP.

6630 Sunset Boulevard

Los Angeles, California 90028

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Digital Development Group Corp. (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, and Section 78.320 of the Nevada Revised Statutes (the “NRS”) in connection with the approval of the actions described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1

The amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 500,000,000.

The purpose of this Information Statement is to notify our stockholders that on November 11, 2013 the owners of approximately 50.39% of our issued and outstanding shares of Common Stock executed a written consent approving the Actions.  In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Actions under Nevada law and, as a result, no further action by any other stockholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about November 22, 2013.  This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

 By Order of the Board of Directors,

 /s/ Martin Greenwald

Chief Executive Officer

TABLE OF CONTENTS

GENERAL	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	3
ACTION ONE – AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK	3
WHERE YOU CAN FIND MORE INFORMATION	3
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	4
ANNEX I: CERTIFICATE OF AMENDMENT	5

DIGITAL DEVELOPMENT GROUP CORP.

6630 Sunset Boulevard

Los Angeles, California 90028

__________________________________

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholders

__________________________________

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Digital Development Group Corp. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement.  In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Digital Development Group Corp.  We are mailing this Information Statement to our stockholders of record on November 11, 2013.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Majority Stockholders

On November 11, 2013, in accordance with Section 78.315 of the Nevada Revised Statutes, as amended (the “NRS”), the Board of Directors (the “Board”) of the Company unanimously adopted resolutions approving the following actions (the “Actions”):

Action One:  The amendment of our articles of incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of Common Stock from 200,000,000 to 500,000,000 (the “Authorized Capital Decrease”).

As of the close of business on November 11, 2013, we had 71,737,873 shares of Common Stock outstanding and entitled to vote on the Actions.  Each share of outstanding Common Stock is entitled to one vote.

On November 11, 2013, pursuant to Section 78.320 of the NRS and Article I, Section 7 of our Bylaws, we received written consents approving the Actions from stockholders holding an aggregate of 36,146,000 shares of our Common Stock representing 50.39% of our outstanding shares of Common Stock (the “Majority Stockholders”).  Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

Dissenters’ Rights of Appraisal

Stockholders who did not consent to the Actions are not entitled to assert dissenters’ or appraisal rights under the NRS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of November 11, 2013 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares:  (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days.  Unless otherwise indicated, the address of each shareholder is c/o Digital Development Group Corp., 6630 Sunset Boulevard, Los Angeles, California 90028.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement.  For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.  The beneficial ownership of each person was calculated based on 71,737,873 shares of our Common Stock outstanding as of November 11, 2013.

Name of Beneficial Owner	Number of Shares	Percentage
Caledonian Bank Limited	3,750,000	5.23%
69 Dr Roy’s Drive
Grand Cayman, Cayman Island

TONAQUINT	6,566,568	9.2%
303 E Wacker Drive, Suite 1200
Chicago, IL 60601
Digitally Distributed LLC	13,500,000	18.82%
231 Cedar Beach Rd
Belgium, WI 53004
Martin Greenwald PO Box 7276 Santa Monica, CA 90406	5,300,000	7.39%

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the Actions, other than his or her role as an officer or director of the Company.

ACTION ONE – AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK

On November 11, 2013, the Board adopted resolutions authorizing an amendment of the Company’s Articles of Incorporation to increase the authorized number of shares from 200,000,000 to 500,000,000 (the “Authorized Capital Decrease”).

On November 11, 2013, pursuant to Section 78.320 of the NRS, we received written consents approving the Authorized Capital Decrease from the Majority Stockholders.

Reasons for the Authorized Capital Increase

As of the close of business on November 11, 2013, there were 71,737,873 shares of Common Stock issued and outstanding.  In addition, as of the close of business on November 11, 2013, there were 128,262,127 shares of Common Stock that are reserved and issuable upon exercise of outstanding warrants and/or options.  The Company’s Articles of Incorporation currently authorizes the issuance of up to 200,000,000 shares of Common Stock, par value $0.001 per share.

The Company has been raising capital for its ongoing operations by entering into various loan agreements which permit the lender to convert all or a portion of the debt into stock.  As of November, 2013, the aggregate of issued common stock and reserved common stock reached the amount of 200,000,000.  Therefore, the Board determined that it is in the best interests of the Company to increase the authorized number of shares from 200,000,000 to 500,000,000 in order to permit the Company to continue to borrow funds for its ongoing business operations until such time as the Company is self-funded.  In such determination, the Board considered the effect of the increase in authorized shares on its outstanding securities and the level of availability of authorized but unissued shares it deems necessary for the Company to accommodate the following additional issuances:

issue shares to current employees in the form of stock options;

Reserve up to an additional 150,000,000 in order to raise additional capital for the Company’s ongoing business operations; and

issue additional shares of restricted Common Stock in exchange for additional capital to fund ongoing business operations.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in the number of authorized shares of Common Stock. The additional shares of Common Stock will be available for issuance from time to time as determined by the Board of Directors.

Effect of the Authorized Capital Increase

If we issue additional shares of Common Stock (or securities convertible into, or exercisable or exchangeable for, shares of Common Stock) as described above, this could have the effect of diluting existing stockholders’ ownership.  Further, depending upon the price at which shares might be issued, this may have the effect of depressing the price of shares of our Common Stock or diluting the book value of Common Stock per share or earnings per share.  Additional issuances could also reduce the per share amounts available upon our liquidation, if that should occur.  While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares as an antitakeover measure, nor are we aware of any proposed or contemplated transaction of this type.

The additional authorized shares of Common Stock when issued will have the identical powers, preferences, and rights as the shares now issued and outstanding, including the right to cast one vote per share and to receive dividends, if any.

Effective Date of the Authorized Capital Decrease

The Authorized Capital Increase will become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada or at such later time as indicated in such amendment.  We intend to file the Certificate of Amendment to our Articles of Incorporation in the form attached hereto as Annex I with the Secretary of State of the State of Nevada promptly after the 20-day period following the date on which this Information Statement is first mailed to our stockholders.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC.  You may obtain such SEC filings from the SEC’s website at http://www.sec.gov.  You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.  You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 6630 Sunset Boulevard, Los Angeles, California 90028, attention: Chief Financial Officer.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices.  Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors, /s/ Martin Greenwald Chief Executive Officer

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

THE DIGITAL DEVELOPMENT GROUP CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III
CAPITAL STOCK

The authorized amount of Capital Stock of the Corporation shall be Five Hundred Million (500,000,000) shares of Common Stock at $0.001 par value per share. Said Capital Stock may be increased or decreased from time to time in accordance with the provisions of the laws of the State of Nevada.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After